UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ________________________________________________ SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 ________________________________________________ Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 ________________________________________________ SUNRUN INC. (Name of Registrant as Specified In Its Charter) ________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V32663-P07456 SUNRUN INC. 600 CALIFORNIA STREET, SUITE 1800 SAN FRANCISCO, CA 94108 SUNRUN INC. 2024 Annual Meeting Vote by June 17, 2024 11:59 PM ET You invested in SUNRUN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2024 at 8:30 a.m. Pacific Time at www.virtualshareholdermeeting.com/RUN2024. Get informed before you vote View the Notice and Proxy Statement and our Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. To view the voting material(s) online, visit www.ProxyVote.com and have your control number (indicated below) available. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 18, 2024 8:30 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/RUN2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V32664-P07456 THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Election of Class III Directors For Nominees: 01) Katherine August-deWilde 02) Sonita Lontoh 03) Gerald Risk 2. Advisory proposal of the compensation of our named executive officers (“Say-on-Pay”). For 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. For NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

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